UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2024

SCIENTURE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6308 Benjamin Rd, Suite 708

Tampa, Florida 33634

(Address of Principal Executive Offices)

(866) 468-6535

(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	SCNX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On November 22, 2024, Scienture Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (“Securities Purchase Agreement”) with the purchasers named therein (the “Arena Investors”). Under the Securities Purchase Agreement, the Company will issue 10% original issue discount secured convertible debentures (“Debentures”) in a principal amount of up to $12,222,222 million, divided into up to three separate tranches that are each subject to certain closing conditions (the “Offering”). The conversion price per share of each Debenture is equal to 92.5% of the lowest daily VWAP (as defined in the Debentures) of the Company’s shares of common stock during the five trading day period ending on the trading day immediately prior to delivery or deemed delivery of the applicable Conversion Notice (as defined in the Debentures), subject to adjustments related to the trading price of the Company’s common stock.

The closing of the first tranche was consummated on November 25, 2024 (the “First Closing”) and the Company issued to the Arena Investors Debentures in an aggregate principal amount of $3,333,333 (the “First Closing Debentures”). The First Closing Debentures were sold to the Arena Investors for a purchase price of $3,000,000, representing an original issue discount of ten percent (10%).

The First Closing Debentures contain customary events of default. If an event of default occurs, until it is cured, the holder may increase the interest rate applicable to the First Closing Debentures to two percent (2%) per annum and accelerate the full indebtedness under the First Closing Debentures, in an amount equal to 125% of the outstanding principal amount and accrued and unpaid interest. Subject to limited exceptions set forth in the First Closing Debentures, the First Closing Debentures prohibit the Company and, as applicable, its subsidiaries from incurring any new indebtedness that is not subordinated to the Arena Investors and, as applicable, any subsidiary’s obligations in respect of the First Closing Debentures until the First Closing Debentures are paid in full.

As consideration for the Arena Investors’ consummation of the First Closing, concurrently with the First Closing, the Company issued to each Arena Investor participating in the First Closing its pro rata portion of 55,000 shares of Company common stock. Furthermore, as consideration for the Arena Investors’ consummation of subsequent closings, the Company shall issue to the Arena Investors participating in such closing a certain number of Company common stock as agreed upon among the Company and the Arena Investors participating (all such share consideration being “Commitment Shares”).

The Company agreed, pursuant to a Security Agreement, dated November 25, 2024 (the “Security Agreement”), with the Arena Investors, to grant the Arena Investors a security interest in all of its assets to secure the prompt payment, performance, and discharge in full of all of the Company’s obligations under the Debentures. In addition, the Company’s wholly-owned subsidiary, Scienture, LLC, entered into a Guarantee Agreement, dated November 25, 2024 (the “Guarantee”), with the Arena Investors, pursuant to which it agreed to guarantee the prompt payment, performance, and discharge in full of all of the Company’s obligations under the Debentures.

The Company also agreed, pursuant to a Registration Rights Agreement, dated November 25, 2024 (the “Registration Rights Agreement”), with the Arena Investors to file with the Securities and Exchange Commission (the “SEC”) an initial registration statement within 30 days to register the maximum number of Registrable Securities (as defined in the Registration Rights Agreement) in accordance with applicable SEC rules.

Pursuant to a Placement Agency Agreement between the Company and Dawson James Securities, Inc. (“Dawson James”), dated November 25, 2024 (the “Placement Agency Agreement”), Dawson James acted as the sole placement agent in the Offering. Pursuant to the Placement Agency Agreement, the Company will pay to Dawson James a placement fee equal to 7% of the aggregate gross proceeds received by the Company from the sale of the securities in each tranche of the Offering. The Company will also pay for certain expenses of Dawson James in an amount not to exceed $100,000.

The Securities Purchase Agreement, Debentures, Security Agreement, Guaranty Agreement, Registration Rights Agreement, and Placement Agency Agreement contain customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Among other things, the Arena Investors represented to the Company, that they are each an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)). The Company issued, and will issue, the securities in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

Equity Line of Credit

On November 25, 2024, the Company entered into a purchase agreement (“ELOC Agreement”) with Arena Business Solutions Global SPC II, Ltd (the “Investor”). Under the ELOC Agreement, the Company has the right, but not the obligation, to direct the Investor to purchase up to $50,000,000 in shares of the Company’s common stock (the “ELOC Shares”) upon satisfaction of certain terms and conditions contained in the ELOC Agreement, including, without limitation, an effective registration statement filed with the SEC registering the resale of Commitment Fee Shares (as defined below) and additional shares to be sold to the Investor from time to time under the ELOC Agreement. The term of the ELOC Agreement began on the date of execution and ends on the earlier of (i) the first day of the month following the 36-month anniversary of the execution date, (ii) the date on which the Investor shall have purchased the maximum amount of ELOC Shares, or (iii) the effective date of any written notice of termination delivered pursuant to the terms of the ELOC Agreement (the “Commitment Period”).

During the Commitment Period, the Company may direct the Investor to purchase ELOC Shares by delivering a notice (an “Advance Notice”) to the Investor. The Company shall, in its sole discretion, select the amount of ELOC Shares requested by the Company in each Advance Notice. However, such amount may not exceed the Maximum Advance Amount (as defined in the ELOC Agreement). The purchase price to be paid by the Investor for the ELOC Shares will be ninety-six percent (96%) of the VWAP (as defined in the ELOC Agreement) of the Company’s common stock during the trading day commencing on the date of the Advance Notice, subject to adjustment pursuant to the terms of the ELOC Agreement.

In consideration for the Investor’s execution and delivery of the ELOC Agreement, the Company agreed to issue to the Investor, as a commitment fee: (i) 70,000 shares of the Company’s Common Stock (“Initial Commitment Fee Shares”) and (ii) in two separate tranches, a number of additional shares of common stock (“Additional Commitment Fee Shares” and, together with the Initial Commitment Fee Shares, the “Commitment Fee Shares”) equal to (a) with respect to the first tranche, 500,000 divided by the simple average of the daily VWAP of our common stock during the five (5) trading days immediately preceding the effectiveness of the initial registration statement on which the Commitment Fee Shares are registered (the “Effectiveness Date”) and (b) with respect to the second tranche, 500,000 divided by the simple average of the daily VWAP of our common stock during the five (5) trading days immediately preceding the two (2) month anniversary of the Effectiveness Date. The Additional Commitment Fee Shares shall be subject to a true-up after each issuance pursuant to the terms of the ELOC Agreement.

Under the ELOC Agreement the Company also agreed to, no later than ten (10) business days following the execution date, file with the SEC a registration statement for the resale by the Investor of the ELOC Shares and the Commitment Fee Shares, and to file one or more additional registration statements if necessary.

The ELOC Agreement contains customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Among other things, the Investor represented to the Company, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). The Company issued, and will issue, the securities in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

First Amendment of Loan and Security Agreement

On November 22, 2024, the Company entered into a First Amendment of Loan and Security Agreement (the “First Amendment”) with NVK Finance, LLC (the “Lender”), Scienture, LLC, Srivatsav, LLC, and Shankar Hariharan. The First Amendment modifies the existing agreement between the Lender and Scienture, LLC (the Company’s wholly-owned subsidiary). Pursuant to the First Amendment, Scienture, LLC shall begin making payments on accrued and unpaid interest outstanding on the loan from the Lender to Scienture, LLC commencing on the second closing date of the Arena Securities Purchase Agreement (described above). Additionally, under the First Amendment, the Company consented to the transfer of 50,000 shares of Company common stock (the “Shares”) from Srivatsav, LLC and Shankar Hariharan to Lender or its designee. The Shares will remain subject to certain lock-up restrictions until such time as those restrictions terminate pursuant to their terms.

The foregoing descriptions of the Securities Purchase Agreement, the Debentures, the Security Agreement, the Guarantee, the Registration Rights Agreement, the Placement Agency Agreement, the ELOC Agreement, and the First Amendment are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, and 10.8, respectively, and each of which is incorporated herein in its entirety by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Dykema Gossett PLLC acted as legal counsel for the Company. Lucosky Brookman LLP and Pryor Cashman LLP acted as legal counsel for the Arena Investors. ArentFox Schiff LLP acted as legal counsel for Dawson James.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The shares of the Company’s common stock issued, and the shares to be issued, under the Securities Purchase Agreement, the Debentures, and the ELOC Agreement were, and will be, sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The shares of common stock have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.

Item 7.01. Regulation FD Disclosure.

On November 26, 2024, the Company issued a press release announcing the Offering. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Current Report on Form 8-K and the press release attached as Exhibit 99.1 hereto is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Securities Purchase Agreement between the Company and the Arena Investors, dated as of November 22, 2024.

10.2	Form of 10% Original Issue Discount Secured Convertible Debenture.

10.3*	Security Agreement between the Company and Arena Investors, dated November 25, 2024.

10.4	Guarantee Agreement between Scienture, LLC and Arena Investors, dated November 25, 2024.

10.5	Registration Rights Agreement between the Company and the Arena Investors, dated November 25, 2024.

10.6	Placement Agency Agreement between the Company and Dawson James, dated November 25, 2024.

10.7*	Purchase Agreement between the Company and Arena Business Solutions Global SPC II, Ltd, dated as of November 25, 2024.

10.8	First Amendment of Loan and Security Agreement between the Company, NVK Finance, LLC, Scienture, LLC, Srivatsav, LLC, and Shankar Hariharan, dated as of November 22, 2024.

99.1	Press Release, dated November 26, 2024.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

* Exhibits and Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit and schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTURE HOLDINGS, INC.

	By:	/s/ Surendra Ajjarapu
Surendra Ajjarapu
Chief Executive Officer

Date: November 26, 2024